UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 8, 2013

COMM 2013-CCRE9 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P. German American Capital Corporation UBS Real Estate Securities Inc. KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-184376-05	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about July 10, 2013, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2013-CCRE9 (the “Certificates”), is expected to be issued by COMM 2013-CCRE9 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2013 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland Loan Services, a Division of PNC Bank, National Association as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class X-A Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class 3-FL, Class 3-FX, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G, Class LR, Class R and Class V Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about July 10, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 80 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 137 commercial and multifamily properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated July 1, 2013, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated July 1, 2013, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. (“UBSRES”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated July 1, 2013, between the Registrant and UBSRES; and certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated July 1, 2013, between the Registrant and KeyBank.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., UBS Securities LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated July 1, 2013, between the Registrant, GACC and Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., UBS Securities LLC, CastleOak Securities, L.P., Drexel Hamilton, LLC and KeyBanc Capital Markets Inc., as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., UBS Securities LLC and KeyBanc Capital Markets Inc. pursuant to a Certificate Purchase Agreement, dated July 1, 2013, between the Registrant, GACC and Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., UBS Securities LLC, CastleOak Securities, L.P. and KeyBanc Capital Markets Inc., as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated July 1, 2013, supplementing the Prospectus dated May 28, 2013, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., UBS Securities LLC, Drexel Hamilton, LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland Loan Services, a Division of PNC Bank, National Association as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.2	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.4	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:
Name: Helaine Kaplan
Title: President

By:
Name: Matt Smith
Title: Vice President

Date: July 8, 2013

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., UBS Securities LLC, Drexel Hamilton, LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland Loan Services, a Division of PNC Bank, National Association as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.2	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.4	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.